                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                WITH RESPECT TO
                     9 3/4% SENIOR NOTES DUE 2007, SERIES A

                                       of

                         GAYLORD CONTAINER CORPORATION

             Pursuant to the Prospectus Dated                , 1997

     This form must be used by a holder of 9 3/4% Senior Notes due 2007, Series A (the "Initial Notes") of Gaylord Container Corporation, a Delaware corporation (the "Company"), who wishes to tender Initial Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer --Guaranteed Delivery Procedures" of the Company's Prospectus, dated
  , 1997 (the "Prospectus") and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Initial Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON             , 1997 UNLESS EXTENDED (THE "EXPIRATION DATE").

                      State Street Bank and Trust Company
                             (the "Exchange Agent")

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                      By Mail:                                               Overnight Courier:
         State Street Bank and Trust Company                         State Street Bank and Trust Company
                    P.O. Box 778                                           Two International Place
             Boston, Massachusetts 02102                                 Boston, Massachusetts 02110
        Attention: Corporate Trust Department                       Attention: Corporate Trust Department
        By Hand: in New York (as Drop Agent)                                 By Hand: in Boston
      State Street Bank and Trust Company, N.A.                      State Street Bank and Trust Company
                     61 Broadway                                           Two International Plaza
       Concourse Level, Corporate Trust Window                          Fourth Floor, Corporate Trust
              New York, New York 10006                                   Boston, Massachusetts 02110
               Facsimile Transmission:                                      Confirm by Telephone:
                   (617) 664-5739                                              (617) 664-5590
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     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE
WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Initial Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the related Letter of Transmittal.

     The undersigned hereby tenders the Initial Notes listed below:

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  CERTIFICATE NUMBER(S) (IF KNOWN) OF INITIAL NOTES OR         AGGREGATE PRINCIPAL           AGGREGATE PRINCIPAL
        ACCOUNT NUMBER AT THE BOOK-ENTRY FACILITY               AMOUNT REPRESENTED             AMOUNT TENDERED
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

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
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                                              PLEASE SIGN AND COMPLETE
------------------------------------------------------------------------------------------------------------------
    Signatures of Registered Holder(s) or
    Authorized Signatory:                                          Date:                 , 1997
                         --------------------------------                ----------------

    -----------------------------------------------------          Address:
                                                                            -------------------------------------------

    -----------------------------------------------------          ----------------------------------------------------

    Name(s) of Registered Holder(s):
                                    ---------------------          Area Code and Telephone No.:
                                                                                                 -----------------------
    -----------------------------------------------------

    -----------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

     This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Initial Notes or on a security position listing as the owner of Initial Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)

Name(s):
          ------------------------------------------------------------
Capacity:
          ------------------------------------------------------------
Address(es):
             ---------------------------------------------------------
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)
  The undersigned, a firm which is a member of a registered national securities exchange or of the National
Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange
Agent of the Letter of Transmittal (or facsimile thereof), together with the Initial Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Initial Notes into the
Exchange Agent's account at the Book-Entry Transfer Facility described in the prospectus under the caption
"The Exchange Offer - Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date.


 --------------------------------------                  -----------------------------------------
              NAME OF FIRM                                        (AUTHORIZED SIGNATURE)

---------------------------------------                  Name
                Address                                       ------------------------------------
                                                                       (PLEASE PRINT)
---------------------------------------
         (INCLUDE ZIP CODE)                              Title
                                                               -----------------------------------

Area Code and Tel. No.                                   Dated                              , 1997
                       ----------------                        ------------------------------
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 DO NOT SEND SECURITIES WITH THIS FORM. ACTUAL SURRENDER OF SECURITIES MUST BE
  MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the related Letter of Transmittal.

     2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Initial Notes referred to herein, the signature must correspond with the name(s) written on the face of the Initial Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Initial Notes, the signature must correspond with the name shown on the security position listing as the owner of the Initial Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Initial Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Initial Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

     3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.